Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Pierre Brondeau
Pierre Brondeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Chairman, President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Clarence P. Cazalot, Jr.
Clarence P. Cazalot, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Gregory H. Boyce
Gregory H. Boyce

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Linda Z. Cook
Linda Z. Cook

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Dr. Shirley Ann Jackson
Dr. Shirley Ann Jackson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Philip Lader
Philip Lader

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Dennis H. Reilley
Dennis H. Reilley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Michael E. J. Phelps
Michael E. J. Phelps

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Executive Vice President and Chief Financial Officer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr. and Michael K. Stewart, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Janet F. Clark
Janet F. Clark

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Vice President, Finance and Accounting, Controller and Treasurer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr. and Janet F. Clark, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign, execute and file, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the registration of 50,000,000 shares of the Company’s common stock, to be issued pursuant to the Marathon Oil Corporation 2012 Incentive Compensation Plan, and any and all amendments including pre-effective and post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Act”), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2012.

/s/ Michael K. Stewart
Michael K. Stewart